UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              July 12, 1999
                    (Date of earliest event reported)

                            Help At Home, Inc.
          (Exact name of registrant as specified in its charter)

           Delaware                   33-97034              36-4033986
(State or other jurisdiction    Commission File Number     (IRS Employer
      of incorporation)                                Identification Number)

        223 West Jackson, Suite 500
               Chicago, IL                                        60606
  (Address of principal executive offices)                      (Zip Code)
              (312)663-4244
  (Registrant's telephone number, including area code)

                Changes in the Registrant's Certifying Accountant
                                    (Item 4)

  Item 4 Cont.

       Pursuant to action by the Audit Committee of the Board of Director of the Company, PricewaterhouseCoopers LLP was dismissed on July 12, 1999. There were no adverse opinions, disclaimers or qualifications in the accountant's report on the Financial Statements except for a modification related to going concern and there were no disagreements or reportable events for either of the past two years or the period subsequent through July 12, 1999. Effective on July 13, 1999 the Company has engaged Richard A. Eisner & Company LLP as its new principal independent auditors.

                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                            Help At Home, Inc.
                               (Registrant)



  Date:     August 19, 1999     /s/Louis Goldstein, Chairman and CEO